Union Carbide Corporation and Subsidiaries	EXHIBIT 10.7.10

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING
LOAN AGREEMENT

This Tenth Amendment to the Second Amended and Restated Revolving Loan Agreement (the “Amendment”), effective as of December 30, 2022, is entered into by and between Union Carbide Corporation, a New York corporation (the “Lender”) and The Dow Chemical Company, a Delaware corporation (the “Borrower”).

WHEREAS, the Lender and the Borrower are parties to the Second Amended and Restated Revolving Loan Agreement dated as of November 1, 2005, as amended (the “Loan Agreement”);

WHEREAS, the Lender and the Borrower wish to extend the Maturity Date, as defined in the Loan Agreement and as contemplated herein:

NOW, THEREFORE, in view of the following terms and conditions and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    Section 1.12 definition of “Maturity Date” in the Loan Agreement is deleted in its entirety and replaced with the following Section 1.12 definition of “Maturity Date”:

“Maturity Date” means December 30, 2023.

2.    No Other Amendment or Waiver. Except as expressly amended by this Amendment, the Loan Agreement remains in full force and effect in accordance with its terms.

3.    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.

4.    Governing Law. This Amendment and the rights and obligations of the parties to this Amendment will be governed by and construed and interpreted in accordance with the laws of the State of New York.

[Signature Page Follows]

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Union Carbide Corporation and Subsidiaries	EXHIBIT 10.7.10

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized representatives.

LENDER:	BORROWER:

THE DOW CHEMICAL COMPANY	UNION CARBIDE CORPORATION

By: /s/ MICHAEL NASH	By: /s/ IGNACIO MOLINA
Michael Nash	Ignacio Molina
Global Treasury Director, Financial Planning, Operations and Systems	Chief Financial Officer, Vice President and Treasurer

Signature Page
Tenth Amendment to the Second Amended and Restated Revolving Credit Agreement
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